                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) OCTOBER 8, 2003
                                                          ------------------

                                  NETGURU, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                 0-28560                      22-2356861
          --------                 -------                      ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500
                                                          --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Announcement Regarding Transfer of Stock Listing to The Nasdaq SmallCap Market
-------------------------------------------------------------------------

         On October 8, 2003, netGuru, Inc. (the "Company") issued a press release announcing the Company's application to transfer the listing of its common stock from The Nasdaq National Market to The Nasdaq SmallCap Market had been approved. The Company added that the transfer would be effective at the opening of the market on Thursday, October 9, 2003, and the stock would continue to trade under the symbol "NGRU." A copy of the press release is filed with this report as exhibit 99.1 and incorporated into this report by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c) EXHIBITS.

         Exh. No.        Description
         --------        -----------

         99.1 Press release dated October 8, 2003 regarding transfer of stock listing to The Nasdaq SmallCap Market.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2003                  NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

Exh. No.            Description
--------            -----------

99.1 Press release dated October 8, 2003 regarding transfer of stock listing to The Nasdaq SmallCap Market.